SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2004

METROCALL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation )

6677 Richmond Highway, Alexandria Virginia,	22306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 5. Other Events.

     On May 17, 2004, Metrocall Holdings, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this item.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 17, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By: /s/ George Z. Moratis
Name: George Z. Moratis
Title: Chief Financial Officer and Treasurer

Dated: May 17, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 17, 2004